October 31, 2013

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s Prospectus and Statement of Additional Information (“SAI”), both dated October 31, 2013 (as revised or supplemented), are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus, SAI and other information about the Portfolio online at www.LazardNet.com/lam/us/lazardfunds.shtml. You can also get this information at no cost by calling (800) 823-6300 or by sending an e-mail request to ContactUs@LazardNet.com.

	Institutional Shares	Open Shares
Lazard Emerging Markets Core Equity Portfolio	ECEIX	ECEOX

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, a series of The Lazard Funds, Inc. (the “Fund”).

	Institutional Shares	Open Shares

Shareholder Transaction Fees (fees paid directly from your investment) Maximum Redemption Fee (as a % of amount redeemed, on shares owned for 30 days or less)	1.00%	1.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%	1.00%

Distribution and Service (12b-1) Fees	None	.25%

Other Expenses*	.34%	.39%

Total Annual Portfolio Operating Expenses	1.34%	1.64%

Fee Waiver and Expense Reimbursement**	.04%	.04%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement**	1.30%	1.60%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

**

Reflects a contractual agreement by Lazard Asset Management LLC (the “Investment Manager”) to waive its fee and, if necessary, reimburse the Portfolio through October 31, 2015, to the extent Total Annual Portfolio Operating Expenses exceed 1.30% and 1.60% of the average daily net assets of the Portfolio’s Institutional Shares and Open Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses, and excluding shareholder redemption fees or other transaction fees. This agreement can only be amended by agreement of the Fund, upon approval by the Fund’s Board of Directors, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Investment Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waivers described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Institutional Shares	$132	$416

Open Shares	$163	$509

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. Because the Portfolio had not commenced investment operations prior to the date of this Prospectus, no portfolio turnover information is presented.

Principal Investment Strategies

In managing the Portfolio, the Investment Manager utilizes a flexible, core investment approach and engages in bottom-up, fundamental security analysis and selection. The Investment Manager may consider a security’s growth or value potential in managing the Portfolio. The Portfolio may invest in securities across the capitalization spectrum, although it typically invests in securities of companies with a market capitalization of $300 million or more.

The allocation of the Portfolio’s assets among countries and regions may vary from time to time based on the Investment Manager’s judgment and its analysis of market conditions. Emerging market countries include all countries not represented by the Morgan Stanley Capital International World Index. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of companies that are economically tied to emerging market countries.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as exposure to less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The securities markets of emerging market countries have historically been extremely volatile. However, capital markets worldwide have experienced unprecedented volatility in recent years, causing significant declines in valuation and liquidity in certain emerging markets. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Investment Manager does not intend to actively hedge the Portfolio’s foreign currency exposure.

Small Cap Companies Risk. Small cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Value Investing Risk. The Portfolio invests in stocks believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their

2Summary Prospectus

perceived value. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

Growth Investing Risk. The Portfolio invests in stocks believed by the Investment Manager to have the potential for growth, but that may not realize such perceived potential for extended periods of time or may never realize such perceived growth potential. Such stocks may be more volatile than other stocks because they can be more sensitive to investor perceptions of the issuing company’s growth potential. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

Performance Bar Chart and Table

Because the Portfolio had not commenced investment operations prior to the date of this Prospectus, no performance returns are presented. Annual performance returns provide some indication of the risks of investing in the Portfolio by showing changes in performance from year to year. Comparison of Portfolio performance to an appropriate index indicates how the Portfolio’s average annual returns compare with those of a broad measure of market performance. After the Portfolio commences investment operations, performance information will be available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Manager/Analysts

Stephen Russell, portfolio manager/analyst on the Investment Manager’s Emerging Markets Core Equity and Latin America Equity teams, has been with the Portfolio since October 2013.

Thomas Boyle, portfolio manager/analyst on the Investment Manager’s Emerging Markets Core Equity and Latin America Equity teams, has been with the Portfolio since October 2013.

Paul Rogers, portfolio manager/analyst on the Investment Manager’s Emerging Markets Core Equity and Latin America Equity teams, has been with the Portfolio since October 2013.

Summary Prospectus3

Purchase and Sale of Portfolio Shares

The initial investment minimums are:

Institutional Shares	$100,000

Open Shares	$2,500

The subsequent investment minimum is $50.

Portfolio shares are redeemable through the Fund’s transfer agent, Boston Financial Data Services, Inc., on any business day by telephone, mail or overnight delivery. Clients of financial intermediaries may be subject to the intermediaries’ procedures.

Tax Information

All dividends and short-term capital gains distributions are generally taxable to you as ordinary income, and long-term capital gains are generally taxable as such, whether you receive the distribution in cash or reinvest it in additional shares.

Financial Intermediary Compensation

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and/or the Investment Manager and its affiliates may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com